UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on September 15, 2024, Sterling Bancorp, Inc. (the “Company” or “Sterling”) entered into a definitive Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among the Company, Sterling Bank and Trust, F.S.B. (the “Bank”) and EverBank Financial Corp, a Delaware corporation (“EverBank”), pursuant to which EverBank will acquire all of the issued and outstanding shares of capital stock of the Bank from the Company (the “Transaction”) for a fixed purchase price of $261,000,000 to be paid to the Company. In connection with its approval of the Transaction, Sterling also adopted a Plan of Dissolution (“Plan of Dissolution”) for the Company following closing of the Transaction.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)            On December 18, 2024, Sterling held a special meeting of shareholders virtually via the internet (the “Special Meeting”) at which the shareholders considered and voted upon (i) the Stock Purchase Agreement and the transactions contemplated thereby, including the sale of all of the issued and outstanding shares of capital stock of the Bank (the “Stock Purchase Agreement Proposal”), (ii) the Plan of Dissolution approved and adopted by the board of directors of the Company on September 15, 2024 (the “Plan of Dissolution Proposal”), and (iii) (on an advisory, non-binding basis) the compensation that will or may be paid to the named executive officers of the Company in connection with the transactions contemplated by the Stock Purchase Agreement (the “Compensation Proposal”), each of which is more fully described in the Company’s proxy statement dated November 8, 2024.

A proposal to adjourn the Special Meeting to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the Stock Purchase Agreement Proposal and the Plan of Dissolution Proposal or if adjournment was necessary or appropriate to ensure that any supplement or amendment to the proxy statement was timely provided to the Company’s shareholders was not voted upon at the Special Meeting since neither of those circumstances existed at the time of the Special Meeting.

(b)            As of the close of business on November 4, 2024 (the “Record Date”), there were 51,061,386 shares of common stock outstanding and entitled to vote. Holders of a total of 37,858,157 shares of common stock were present at the Special Meeting in person or by proxy constituting a quorum.

(c)            The results of the voting are shown below.

Proposal 1—The Stock Purchase Agreement Proposal

VOTES FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,818,429	39,638	90	0

Proposal 2—The Plan of Dissolution Proposal

VOTES FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,818,561	39,596	0	0

Proposal 3— The Compensation Proposal

VOTES FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,051,032	2,558,808	248,317	0

Item 8.01. Other Events

On December 18, 2024, Sterling issued a press release announcing the results of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Press Release dated December 18, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: December 19, 2024